August 28, 2026

DREYFUS INSTITUTIONAL LIQUIDITY FUNDS
BNY Dreyfus Treasury and Agency Liquidity Money Market Fund

Supplement to Current Prospectus

Effective September 1, 2026, the fund’s net asset value (NAV) will be generally calculated every hour on the hour from 8:00 a.m. to 5:00 p.m., Eastern time, each day the fund accepts purchase orders and redemption requests (each such time, the trading deadline for orders "in proper form"). An order in proper form received and accepted after 5:00 p.m. will be priced at the NAV first determined on the following business day and will begin to accrue dividends on such business day.

4123S0826